EXHIBIT 10.19

                           AMENDMENT NO. 2 AND WAIVER

     This Amendment No. 2 and Waiver dated as of February 19, 1997 (this "Agreement"), is among Coach USA, Inc., a Delaware corporation (the "Borrower"), the undersigned financial institutions that are parties to the Credit Agreement referred to below (the "Banks"), and NationsBank of Texas, N.A., as agent (the "Agent") for the financial institutions that are parties to the Credit Agreement.

                                  INTRODUCTION

     Reference is made to the Credit Agreement dated as of August 14, 1996 (as amended, the "Credit Agreement"), among the Borrower, the Banks, and the Agent, the defined terms of which are used herein unless otherwise defined herein. The Borrower, the Banks, and the Agent have agreed to increase the amount of the Revolving Loan Commitments under the Credit Agreement to $181,000,000 and make other amendments and waivers to the Credit Agreement as set forth herein in connection therewith.

     THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Banks, and the Agent hereby agree as follows:

     Section 1.  AMENDMENT.

             a. Each Bank party to the Credit Agreement prior to the execution of this Agreement is retaining its existing Revolving Loan Commitments and, to the extent necessary, assuming additional Revolving Loan Commitments under the terms of the Credit Agreement such that upon the effectiveness of this Agreement the Revolving Loan Commitments of such Bank shall be those set forth for such Bank on the signature pages of this Agreement. The effective date for this increase shall be the date of this Agreement, and following the effectiveness of this Agreement and as of such date, (a) the Agent shall record the new Revolving Loan Commitments in the Register and (b) the Agent shall reallocate all outstanding Revolving Loan Advances and all participation interests in Letters of Credit so that the Banks hold such Revolving Loan Advances and participation interests in Letters of Credit ratably in accordance with their Revolving Loan Commitments.

             b.  A new definition of "Amendment No. 2 and Waiver" is added to
        Section 1.1 of the Credit Agreement in the appropriate alphabetical order and the definition of "Revolving Loan Commitment" in Section 1.1 of the Credit Agreement is amended by replacing such definition in its entirety, both as set forth below:

          "AMENDMENT NO. 2 AND WAIVER" means the Amendment No. 2 and Waiver dated as of February 19, 1997, among the Borrower, the Agent, and the Banks amending and waiving the terms of this Agreement.

          "REVOLVING LOAN COMMITMENT" means, for any Bank, the amount set forth below such Bank's name on the signature pages of the Amendment No.2 and Waiver as its Revolving Loan Commitment, or if such Bank has entered into any Assignment and Acceptance since the date of the Amendment No. 2 and Waiver, as set forth for such Bank as its Revolving Loan Commitment in the Register maintained by the Agent pursuant to Section 8.5(c), in each case as such amount may be terminated pursuant to Section 6.2.

             c. The definitions of "Guaranty," "Guarantors", and "Security Agreement" in Section 1.1 of the Credit Agreement are amended by deleting from each such definition each reference to "August 14, 1996," and replacing each such reference in its entirety with a reference to "February 19, 1997."

             d. The definitions of "Permitted Debt" and "Permitted Liens" in Section 1.1 of the Credit Agreement are amended by replacing such definitions in their entirety with the following:

          "PERMITTED DEBT" means all of the following Debt:

             (a)  Debt in the form of the Credit Obligations;
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             (b)  Debt (i) existing on February 19, 1997, and listed in Schedule
        II and (ii) Debt incurred after such date provided that the aggregate outstanding amount of Debt under clauses (i) and (ii) hereof does not exceed $40,000,000;

             (c) Debt in the form of intercompany Debt among the Borrower and its Subsidiaries provided that in each case the Debt is subordinated upon terms satisfactory to the Agent to the obligations of the Borrower and its Subsidiaries with respect to the Credit Obligations;

             (d)  Debt in the form of Subordinated Debt;

             (e) Debt in the form of obligations to insurance providers for the Borrower and its Subsidiaries for financing insurance premiums in an aggregate outstanding amount not to exceed $1,000,000; and

             (f) Debt in the form of indebtedness for borrowed money and letters of credit owed by any Subsidiary of the Borrower prior to the acquisition of such Subsidiary by the Borrower in an Acquisition transaction, or owed by any Person that is the subject of any Acquisition assumed by the Borrower or any Subsidiary of the Borrower in connection with such Acquisition, provided that (i) with respect to any such indebtedness for borrowed money, arrangements satisfactory to the Agent for the repayment of such indebtedness within 60 days following the closing of the Acquisition are made prior to the closing of the Acquisition and such arrangements are executed, (ii) with respect to such Debt in the form of letters of credit, arrangements satisfactory to the Agent for the repayment of such indebtedness within 60 days following the closing of the Acquisition are made prior to the closing of the Acquisition and such arrangements are executed, and (iii) with respect to all such Debt, the Borrower could obtain Advances or Letters of Credit, respectively, under this Agreement in the aggregate outstanding amount of such corresponding Debt.

          "PERMITTED LIENS" means all of the following Liens:

             (a)  Liens securing the Credit Obligations;

             (b) Liens securing purchase money debt or Capital Leases permitted under clause (b) of the definition of Permitted Debt provided that no such Lien is spread to cover any property not purchased or leased in connection with the incurrence of such Debt;

             (c) Liens on assets acquired in Acquisitions securing Debt described under clause (f) of the definition of Permitted Debt provided that all such Liens and the notations, filings, and recordings reflecting such Liens are released within 90 days following the closing of the Acquisition; and

             (d) Liens arising in the ordinary course of business which are not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially detract from the value of any Restricted Entity's assets or materially interfere with any Restricted Entity's business, including such (i) Liens for taxes, assessments, or other governmental charges or levies; (ii) Liens in connection with worker's compensation, unemployment insurance, or other social security, old age pension, or public liability obligations; (iii) Liens in the form of legal or equitable encumbrances deemed to exist by reason of negative pledge covenants and other covenants or undertakings of like nature; (iv) Liens in the form of vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction, or other like Liens arising by operation of law in the ordinary course of business or incident to the construction or improvement of any property; (v) Liens in the form of zoning restrictions, easements, licenses, and other restrictions on the use of real property or minor irregularities in title thereto which do not materially impair the use of such property in the operation of the business of the applicable Restricted Entity or the value of such property; and (vi) Liens in the form of precautionary financing statements that have been filed to reflect operating leases of tires (to the extent such filings could be considered Liens hereunder).

          e. Schedule II to the Credit Agreement is replaced with Schedule II to this Agreement.

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          f.   Section 5.14 of the Credit Agreement is amended by replacing such
     Section in its entirety with the following:

     5.14 LINES OF BUSINESS The Borrower shall not permit the Restricted Entities to change the character of their business as conducted on the date of this Agreement, or engage in any type of business not reasonably related to such business as presently and normally conducted; provided that nothing contained in the foregoing shall prohibit any Restricted Entity from (a) expanding its business into any of the other types of businesses of any of the other Restricted Entities as of the date of this Agreement or (b) entering into and expanding into business in the taxicab industry.

          g.  Section 5.19 of the Credit Agreement is amended by replacing such
     Section in its entirety with the following:

     5.19 SUBSIDIARIES. (a) Upon the formation or acquisition of any new Subsidiary, or when required under paragraph (b) below with respect to any Subsidiary, the Borrower shall and shall cause such Subsidiary to promptly execute and deliver to the Agent such guaranties, security agreements, amendment agreements, and other documents and agreements as the Agent requests so that such Subsidiary guarantees and secures the Credit Obligations on the same terms as the existing Subsidiaries of the Borrower (including the execution and delivery of a Joinder Agreement in substantially the form of Exhibit G for the purpose of joining such Subsidiary as a party to the Guaranty and the Security Agreement or the execution of such new guaranties and security agreements as the Agent determines are necessary to have the same effect in different jurisdictions). In connection therewith, the Borrower shall provide corporate documentation and opinion letters reasonably satisfactory to the Agent reflecting the corporate status of such new Subsidiary of the Borrower and the enforceability of such agreements.

     (b) The Borrower may exempt from the requirements of paragraph (a) above any Subsidiaries of the Borrower that are business entities formed and existing under the laws of Canada provided that such exempt Subsidiaries of the Borrower (the "Exempt Canadian Subsidiaries") meet the following requirements: (i) the Exempt Canadian Subsidiaries own and operate only assets domiciled in Canada,
(ii) the aggregate outstanding amount of cash investments and loans made by the Borrower and its Subsidiaries that are not Exempt Canadian Subsidiaries to the Exempt Canadian Subsidiaries does not exceed $3,500,000, (iii) the consolidated assets of the Exempt Canadian Subsidiaries do not exceed 10% of the consolidated assets of the Borrower, and (iv) the consolidated revenues of the Exempt Canadian Subsidiaries for any fiscal quarter of the Borrower do not exceed 10% of the consolidated revenues of the Borrower for such fiscal quarter. At any time any of the foregoing requirements set forth in clauses (i), (ii), (iii), or
(iv) above are no longer satisfied, then the Borrower shall cause some or all of the Exempt Canadian Subsidiaries to promptly comply with the requirements of paragraph (a) to the extent necessary to maintain the requirements for exemption for the remaining Exempt Canadian Subsidiaries.

     Section 2. WAIVER. The Banks hereby waive any Default or Event of Default existing prior to the effectiveness of this Agreement for failure to comply with Section 5.6 of the Credit Agreement that was caused by the existence of an excess of Debt described in clause (b) of the definition of Permitted Debt prior to the amendment of such definition under this Agreement. This waiver does not extend to any violation of Section 5.6 of the Credit Agreement that exists under the terms of Section 5.6 after the effectiveness of this Agreement. This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms of the Credit Agreement or of the Credit Documents.

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     Section 3.  EFFECTIVENESS.  The effectiveness of the amendments in Section
                 1 of this Agreement are subject to the satisfaction of the following conditions precedent:

          a. PAYMENT OF INCREASE FEES. The Borrower shall have paid to the Agent for the benefit of each Bank a commitment increase fee for such Bank equal to the product of the increase in the Commitment of such Bank in connection with this Agreement multiplied by the commitment increase fee percentage set forth below for the applicable level of total Commitment of such Bank:

         TOTAL COMMITMENT LEVEL                COMMITMENT INCREASE FEE
----------------------------------------       -----------------------
$25,000,000                                              0.30%
,$25,000,000 but $20,000,000                             0.20%
,$20,000,000 but $15,000,000                             0.15%
,$15,000,000                                             0.10%

b. CLOSING DOCUMENTS. Borrower shall have delivered or shall have caused to be delivered the documents and other items listed below, each in form and with substance satisfactory to the Agent and where applicable executed by the appropriate parties thereto:

i.    this Agreement;

ii. Notes for each of the Banks in the amounts of their new Revolving Loan Commitments;

iii.   a supplement to the Agents Fee Letter;

iv. a restated Guaranty covering all of the Subsidiaries of the Borrower in existence at the time of this Agreement;

v. a restated Security Agreement covering all of the Subsidiaries of the Borrower in existence at the time of this Agreement with additional provisions regarding the license interests and leases of Yellow Cab Company and its Subsidiaries;

vi. an updated Vehicle Listing for each Credit Party including net book value for each Vehicle, together with original Certificates of Title for each vehicle owned without lien to the extent not earlier provided;

vii. UCC-1 Financing Statements required for the restated Security Agreement for perfecting the Agent's security interests to the extent required thereunder;

viii. UCC lien searches on the name of each Credit Party in each jurisdiction where filing is necessary to perfect security interests against such Credit Party, together with any other Lien Searches requested by the Agent;

ix. Property and Liability Insurance policies and certificates showing compliance with the insurance requirements under the Credit Documents, including having the Agent named as an additional named insured and loss payee as required thereunder, together with copies of the underlying insurance policies;

x. Opinion of Liddell Sapp regarding the existence and good standing of the Borrower, the authorization of the Credit Documents by the Borrower, the enforceability of the Credit Documents, the absence of conflicting agreements, the absence of litigation, and certain other matters as described therein;

xi. Opinion of General Counsel for the Credit Parties regarding the existence and good standing of the Subsidiaries, the authorization of the Credit Documents by the Subsidiaries, and certain other matters as described therein;

xii. Certificate of Assistant Secretary of the Borrower certifying the Borrower's existence and good standing in its state of incorporation, articles, bylaws and resolutions, and the Borrower's qualification and good standing in all states in which it conducts material business transactions; and

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xiii.  Certificate of Assistant Secretary of each of the Subsidiaries of the
       Borrower certifying each such corporation's existence and good standing in its state of incorporation, articles, bylaws and resolutions, and each corporation's qualification and good standing in all states in which it conducts material business transactions;

          c.  NO DEFAULT.  No Default shall have occurred and be continuing; and

          d. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in each Credit Document shall be true and correct in all material respects as of the date hereof.

     Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligations of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Agreement as provided for herein, no Event of Default shall exist under the Credit Documents and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents, as amended.

     Section 5. EFFECT ON CREDIT DOCUMENTS. As amended herein, the Credit Documents remain in full force and effect. Nothing herein shall act as a waiver of any of the Agent's or the Banks' rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under other Credit Documents.

     Section 6. MISCELLANEOUS. The miscellaneous provisions of the Credit Agreement apply to this Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. This Agreement may be signed in any number of counterparts, each of which shall be an original.

              [the remainder of this page is intentionally blank]

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     THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL
AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     EXECUTED as of the date first above written.

                                          BORROWER:

                                          COACH USA, INC.
                                          By: _____/s/_ RAYMOND K. TURNER______
                                                  Raymond K. Turner
                                                  Treasurer

                                          AGENT:

                                          NATIONSBANK OF TEXAS, N.A., as Agent
                                          By: _____/s/_ JAMES D. RECER_________
                                                  James D. Recer
                                                  Vice President

                                          BANKS:

                                          NATIONSBANK OF TEXAS, N.A.
                                          By: _____/s/_ JAMES D. RECER_________
                                                  James D. Recer
                                                  Vice President

                                          Revolving Loan
                                          Commitment:  $40,000,000

                                          BANK ONE, TEXAS, N.A.
                                          By: _____/s/__H. GALE SMITH, JR.______
                                          Name:  H. Gale Smith, Jr.
                                          Title:   Vice President

                                          Revolving Loan
                                          Commitment:  $30,000,000

                                          FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA
                                          By: _____/s/__JANE W. WORKMAN_________
                                          Name:  Jane W. Workman
                                          Title:   Senior Vice President

                                          Revolving Loan
                                          Commitment:  $30,000,000

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                                          WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION
                                          By: _____/s/__THEODORE R. LANE________
                                          Name:  Theodore R. Lane
                                          Title:   Area Vice President

                                          Revolving Loan
                                          Commitment:  $22,000,000

                                          FLEET BANK, N.A.
                                          By:  _____/s/__ERIC H. WASER__________
                                          Name:  Eric H. Waser
                                          Title:   Senior Vice President

                                          Revolving Loan
                                          Commitment:  $20,000,000

                                          SUMMIT BANK
                                          By: _____/s/__STEVE DELUISE___________
                                          Name:  Steve Deluise
                                          Title:   Vice President

                                          Revolving Loan
                                          Commitment:  $20,000,000

                                          THE SUMITOMO BANK, LIMITED
                                          By: _____/s/__JOHN J. O'NEILL_________
                                          Name:  John J. O'Neill
                                          Title:   Vice President and Manager
                                          By: _____/s/__BRUCE PORTILLO__________
                                          Name:  Bruce Portillo
                                          Title:   Vice President

                                          Revolving Loan Commitment:  $9,000,000

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                                          BANQUE PARIBAS
                                          By: _____/s/__SCOTT CLINGAN___________
                                          Name:  Scott Clingan
                                          Title:   Vice President
                                          By: _____/s/__LARRY ROBINSON__________
                                          Name:  Larry Robinson
                                          Title:   Vice President

                                          Revolving Loan
                                          Commitment:  $10,000,000

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